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                            EIP MICROWAVE, INC.

                            SECURITY AGREEMENT


       This Security Agreement (the "SECURITY AGREEMENT") is made and entered into as of July 20, 1998, by and between EIP MICROWAVE, INC., a Delaware corporation ("COMPANY"), and JAMES N. CUTLER, JR. (the "LENDER").

                                  RECITALS

       WHEREAS, the Lender has entered into a Subordinated Loan Agreement (the "LOAN AGREEMENT"; unless otherwise noted, capitalized terms used herein without definition have the meanings assigned thereto in the Loan Agreement) dated as of July 20, 1998 between the Company and the Lender; and

       WHEREAS, the execution, delivery and performance of this Security Agreement is a condition to the making of advances by the Lender under the Loan Agreement.

       NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the Company and the Lender agree as follows:

       1.  SECURITY INTEREST.  As security for the obligations described in
Section 2 hereof, the Company hereby grants to the Lender, a security interest in and lien on all of the Company's right, title and interest in and to the following collateral (the "COLLATERAL"): (i) all Accounts, Inventory, Equipment, General Intangibles, fixtures, tax refunds, letters of credit and documents of title; (ii) all now owned and hereafter acquired real estate and leasehold and other interests in real property together with all purchase options and other rights related to such leaseholds or other interests;
(iii) all deposit accounts (general or special and whether collected or uncollected) with credits and other claims against any financial institutions with which the Company maintains deposits; (iv) all insurance proceeds of or relating to any of the foregoing; (v) all of the Company's now owned or hereafter acquired chattel paper, documents and instruments; (vi) all of the Company's books and records relating to any of the foregoing; and (vii) all accessions and additions to, substitutions for, and replacements, products and proceeds of any of the foregoing.

       "ACCOUNTS" shall mean all now owned or hereafter acquired accounts, contract rights, chattel paper, instruments, documents, claims to insurance, and other rights to payment for goods sold or leased by the Company or for services rendered by the Company.

       "EQUIPMENT" shall mean all of the Company's now owned or hereafter acquired goods and other tangible property (other than Inventory) used or useable by the Company in its business, wherever the same are located, including, without limitation, fixtures, furniture, machinery, equipment, computer hardware, vehicles and trade fixtures, together with any and all accessories, parts, supplies and appurtenances thereto, substitutions, renewals and improvements therefor and replacements thereof.

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     "GENERAL INTANGIBLES" shall mean all choses in action, general intangibles, causes of action and all other intangible personal property of the Company of every kind and nature (other than Accounts) now owned or hereafter acquired by the Company. Without in any way limiting the generality of the foregoing, General Intangibles specifically include contracts and contract rights, all corporate or other business records, deposits (whether collected or uncollected), security deposits, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, trade styles, service marks, goodwill, copyrights, registrations, licences, franchises, computer software and firmware and all licenses therefore, insurance policies and tax refund claims owned by the Company and all letters of credit, guarantee claims, security interests or other security held by or granted to the Company to secure payment by an account debtor of any Accounts.

     "INVENTORY" shall mean all goods, inventory, merchandise and other personal property, including, without limitation, goods in transit, wherever located and whether now owned or hereafter acquired by the Company which are or may at any time be held for sale or lease, furnished under or incident to any contract or held as raw materials, work in progress, finished goods, supplies or materials used or consumed in the Company's businesses, and all such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by the Company.

     2. OBLIGATIONS. The security interest hereby granted shall secure the due and punctual payment and performance by the Company of its indebtedness, liabilities and obligations to the Lender under the Note and any and all other obligations of the Company under this Security Agreement, including without limitation: (i) the due and punctual payment in full (and not merely the collectibility) of the principal and the premium, if any, and the interest on the Note, in each case when due and payable, according to the terms of the Note, whether at maturity, by acceleration or otherwise, regardless of the extent allowed as a claim in any proceeding in respect of the bankruptcy, reorganization or insolvency of the Company (a "REORGANIZATION"); and (ii) the due and punctual payment in full (and not merely the collectibility) of all other sums and charges which may at any time be due and payable in accordance with or under the terms of the Note, regardless of the extent allowed as a claim in any Reorganization.

     3. SPECIAL WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents, warrants and covenants to the Lender that:

          (a) The address specified in on the signature page hereto is the chief executive office and the place of business of the Company.

          (b) The Company is (or with respect to Collateral acquired after the date hereof, will be) the sole owner of the Collateral; the security interest hereunder in the Collateral is a valid and enforceable security interest in that Collateral and, upon the filing of financing statements, will be duly perfected as to all Collateral in which a security interest can be perfected by the filing of a financing statement and there are no security interests in, liens or encumbrances on, adverse claims of title to, or any other interest whatsoever in, the Collateral or any portion thereof, except the Permitted Liens (as defined in the Loan Agreement).

          (c) The Company will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

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          (d)  The Company will promptly execute and deliver to the Lender such financing statements, certificates and other documents and instruments, and will give any notices to third parties, as may be necessary to enable the Lender to perfect or from time to time continue perfection of the security interest granted herein, or to protect the Collateral against the rights, claims or interests of third parties, including, without limitation, such financing statements, certificates, notices and other documents as may be necessary to perfect a security interest in any additional Collateral hereafter acquired by the Company or in any replacements or proceeds thereof.

          (e) The Company will maintain all Collateral only in California or Oregon.

          (f) The Company has not, in the conduct of its business, been known as or used any other corporate or fictitious name.

          (g) The Company will promptly upon the Lender's request deliver to the Lender records and schedules that show the status, condition and location of the Collateral, including accounts receivable aging reports and will promptly notify the Lender in writing of any event or change of law, regulation, business practice or business condition that may adversely affect the value of the Collateral. The Lender shall have the right to review and verify such records, schedules and notices, including the right to contact account debtors of the Company to confirm balances owing on and the terms of Accounts, and the Company will reimburse the Lender for all costs incurred thereby.

          (h) The Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect its security interest in the Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any encumbrance, charge or lien that in the judgment of the Lender appears to be prior to or superior to the security interest granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interest in and/or the value of the Collateral, and in exercising any such powers or authority, the right to pay all expenses incurred in connection therewith, including fees and expenses of counsel for the Lender. The Company hereby agrees to reimburse the Lender for all payments made and expenses incurred under this Security Agreement, which amounts shall be secured under this Security Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

     4. RIGHTS OF LENDER. Upon the occurrence of any Event of Default, the Lender may declare all of the Obligations to be immediately due and payable and the Lender shall then have the rights and remedies of a Lender under the Uniform Commercial Code and under all other applicable laws, including, without limitation, the right to take possession of the Collateral and, in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom. The Lender may require the Company to make the Collateral (to the extent the same is movable) available to the Lender at a place to be designated by the Lender which is reasonably convenient to the Company and the Lender. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender will give the Company at least ten (10) days' prior written notice, at the last address for notices to the Company specified in accordance with Section 10 hereof, of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof

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is to be made.  Each such notice shall be deemed to meet all requirements hereunder and under applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including legal costs and attorneys' fees) and all other charges against the Collateral, the residue of the proceeds of any such sale or disposition shall be applied to the payment of the Obligations of the Company; and the surplus, if any, shall be paid to whomever may be lawfully entitled to receive the same.

     In the event the proceeds of any sale, lease or other disposition of the Collateral hereunder are insufficient to pay all of the Obligations in full, the Company will be liable for the deficiency, together with interest thereon, and the costs and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements.

     5. RIGHT OF LENDER TO USE AND OPERATE COLLATERAL, ETC. Upon the occurrence of any Event of Default and during the continuance of any Event of Default, but subject to the provisions of the Uniform Commercial Code or other applicable law, the Lender shall have the right and power to take possession of all or any part of the Collateral, and to exclude the Company and all persons claiming under the Company wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, the Lender may, from time to time, at the expense of the Company, make all such repairs, replacements, alterations, additions and improvements to any of the Collateral as the Lender may deem proper. In any such case, the Lender shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Company, in respect thereto as the Lender shall deem best, including the right to enter into any and all such agreements with respect to the operation of the Collateral or any part thereof as the Lender may see fit; and the Lender shall be entitled to collect and receive all issues, profits, fees, revenues and other income of the same and every part thereof. Such issues, profits, fees, revenues and other income shall be applied to pay the expenses of the Lender and of operating the Collateral and of conducting the Company's business, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Lender may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Lender may be required or authorized to make under any provision of this Security Agreement (including legal costs and attorneys' fees). The remainder of such issues, profits, fees, revenues and other income shall be applied to the payment of the Obligations. Without limiting the generality of the foregoing, the Lender shall have the right to pply for and have a receiver appointed by a court of competent jurisdiction in any action taken by Lender to enforce their rights and remedies hereunder in order to manage, protect and preserve the Collateral and continue the operation of the business of the Company and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership including the compensation of the receiver and to the payment of the Obligations as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated

     6. COLLECTION OF ACCOUNTS, ETC. Upon the occurrence and during the continuance of any Event of Default, the Lender may notify or may require the Company to notify account debtors on any or all of the Company's Accounts, whether now existing or hereafter arising, to make payment directly to the Lender, and the Lender may take possession of all proceeds of any accounts in the Company's possession, and may take any other steps which the Lender deems necessary or advisable

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to collect any or all such Accounts or other Collateral or proceeds thereof.
Without limiting the generality of the foregoing, upon the occurrence and during the continuance of any Event of Default: (a) the Lender shall have the right to receive, endorse, assign and/or deliver in their name or the name of the Company any and all checks, drafts and other instruments for the payment of money relating to the Accounts, and the Company hereby waives notice of presentment, protest and nonpayment of any instrument so endorsed;
(b) the Company hereby constitutes the Lender or their designee as its attorney-in-fact with power to endorse the Company's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into Lender' possession; to sign the Company's name on any invoice or bill of lading relating to any of the Company's accounts, drafts against customers, assignments and verifications of such accounts and notices to customers; to notify the Post Office authorities to change the address for delivery of mail addressed to the Company to such address as the Lender may designate; and to do all other acts and things necessary to carry out this agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until this Security Agreement terminates in accordance with its terms; (c) the Lender may, without notice to or consent from the Company, in their reasonable business judgment, sue upon or otherwise collect, extend the time of payment, or compromise or settle for cash, credit or otherwise upon any terms, any of the Company's Accounts or any securities, instruments or insurance applicable thereto and/or release the obligor thereon; and (d) the Lender are authorized and empowered to accept the return of the goods represented by any of the Company's Accounts, without notice to or consent by the Company, all without discharging or in any way affecting the Company's liability thereunder.

     7. WAIVERS, ETC. The Company hereby waives presentment, demand, notice, protest and, except as otherwise provided herein, all other demands and notices in connection with this Security Agreement or the enforcement of the Lender' rights hereunder or in connection with any Obligations or any Collateral; the Company consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgence to any account debtor in respect of any account receivable, the addition or release of persons primarily or secondarily liable on any account receivable or other Collateral, the acceptance of partial payments on any obligation or on any account receivable or other Collateral and/or the settlement or compromise thereof. No delay on the part of any Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any such future occasion. The Company further waives any right it may now or hereafter have to notice (other than any requirement of notice provided herein) or to a judicial hearing prior to the exercise of any right or remedy provided by this Security Agreement to the Lender and waives its right, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. The Company hereby waives the right to plead any statute of limitations as a defense to any indebtedness or obligations hereunder or secured hereby to the full extent permitted by law. The Company's waivers under this section have been made voluntarily, intelligently and knowingly.

     8. AUTHORITY OF THE LENDER. The Lender shall have and be entitled to exercise all powers hereunder which are specifically granted to the Lender by the terms hereof together with such powers as are reasonably incident thereto. The Lender may perform any of its duties hereunder or in

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connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither any Lender nor any attorney or agent of the Lender shall be liable to the Company for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or willful misconduct, nor shall the Lender be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Lender and its attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Company agrees to indemnify and hold harmless the Lender and any other person from and against any and all costs, expenses (including fees and expenses of counsel), claims or liability incurred by the Lender or such person hereunder, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such person.

     9. TERMINATION, ETC. This Security Agreement and the security interest in the Collateral created hereby shall terminate only when all of the Obligations have been paid, performed and discharged in full. No waiver by any Lender or by any other holder of Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion.

     10.  NOTICES.   All notices, consents and other communications under this
Security Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth on the signature page (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other parties).

     11. MISCELLANEOUS. This Security Agreement shall inure to the benefit of and be binding upon the Lender and the Company and their respective successors and assigns. In the event any of the Obligations are transferred, the Lender may assign its rights and duties hereunder to the transferee or transferees of the Obligations. In case any provision of this Security Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Security Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts. Each counterpart bearing, and each set of counterparts collectively bearing, the signatures of all parties shall be an original, but all the counterparts together shall constitute one and the same instrument The terms of this Security Agreement may not be altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the Company and the Lender.

     12. GOVERNING LAW; WAIVER OF RIGHTS, REPRESENTATION BY COUNSEL, WAIVER OF DAMAGES, ETC.

     (a) This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Oregon, without regard to the conflicts of law principles thereof.

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     (b)  The Company waives all rights of notice and hearing of any kind prior to the exercise by the Lender of their rights from and after the occurrence of an Event of Default to repossess the Collateral with judicial process or to replevy, attach or levy upon the Collateral or other security for the Obligations. The Company waives the posting of any bond otherwise required of the Lender in connection with any judicial process or proceeding to obtain possession of, replevy, attach or levy upon the Collateral or other security for the Obligations to enforce any judgment or other court order entered in favor of the Lender, or to enforce by specific performance, temporary restraining order, preliminary or permanent injunction this Security Agreement or any other agreement or document between the Company and the Lender.

     (c) Each party hereto acknowledges that it has been represented by counsel and/or has had an opportunity to seek the advice of counsel in connection with this Security Agreement and the transactions contemplated by this Security Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Security Agreement against the party that drafted it has no application and is expressly waived. The provisions of this Security Agreement shall be interpreted in a reasonable manner to effect the intent of the parties hereto.

     (d) Notwithstanding anything to the contrary elsewhere in this Security Agreement, no party (or its agents) shall, in any event, be liable to the other party (or its agents) for any consequential damages, including, but not limited to, loss of revenue or income, cost of capital, or loss of business reputation or opportunity relating to the breach or alleged breach of this Security Agreement. Each party agrees that it will not seek punitive damages as to any matter under, relating to or arising out of this Security Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first set forth above.

                              THE COMPANY

                              EIP MICROWAVE, INC.
                              1745 McCandless Drive
                              Milpitas, CA 95035-8024
                              Fax Number:  (408) 945-6312

                              By:  /s/ J. BRADFORD BISHOP
                                   ----------------------------
                                   J. Bradford Bishop
                                   Chairman and Chief Executive Officer

                              THE LENDER

                              /s/ JAMES N. CUTLER, JR.
                              ------------------------------
                              James N. Cutler, Jr.
                              6950 S.W. Hampton Street
                              Suite 200
                              Portland, OR 97223
                              Fax Number:  (503) 624-0115